UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 3, 2009
ADC TELECOMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-1424	41-0743912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
13625 Technology Drive, Eden Prairie, Minnesota 55344
(Address of principal executive offices, including zip code)
(952) 938-8080
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     As previously announced in a report on Form 8-K we filed on July 25, 2008, our board of directors approved a change in our fiscal year end from October 31st to September 30th commencing with our fiscal year 2009. As a result our fiscal year 2009 will be shortened from 12 months to 11 months and our fourth quarter of fiscal year 2009 will be shortened from 3 months to 2 months, both periods ending on September 30th, 2009. Fiscal years subsequent to 2009 also will end on September 30th.
     On August 19, 2009, we furnished certain unaudited pro forma financial information on a report on Form 8-K so our shareholders and other stakeholders could more easily compare future financial results that will be reported on our new quarterly reporting cycle to prior comparable periods. The pro forma financial information furnished with this report on Form 8-K updates that information to include unaudited pro forma financial information for the three-month period ended June 26, 2009.
     Historically, we have recorded certain normal, recurring adjustments only on a quarterly basis. As a result, the exhibits furnished with this report, which are restated based on our new fiscal year end, do not include all of the information required by U.S. generally accepted accounting principles for complete financial statements. In addition, this report contains certain non-GAAP financial measures. We use a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing our overall business performance, for making operating decisions, and for forecasting and planning future periods. More information on our use of non-GAAP financial measures is described in the exhibits to this report.
     All of the information included in this report and in the related exhibits is furnished. None of this information shall be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By furnishing this information, we make no admission as to the materiality of any information in this report, including, but not limited to, information included in the exhibits to this report. None of the financial information included in this report was audited or subjected to a review by our independent public accountants.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Pro forma historical financials for ADC Telecommunications based on our new fiscal year.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADC TELECOMMUNICATIONS, INC. (Registrant)
Date: September 3, 2009	By:	/s/ James G. Mathews
James G. Mathews
Vice President and Chief Financial Officer

ADC TELECOMMUNCIATIONS, INC.
FORM 8-K REPORT
INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Pro forma historical financials for ADC Telecommunications based on our new fiscal year.